United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-10625

(Investment Company Act File Number)

Federated Core Trust II, L.P.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2009

Date of Reporting Period:  11/30/2009

Item 1.                      Reports to Stockholders

Emerging Markets Fixed Income Core Fund

A Portfolio of Federated Core Trust II, L.P.

ANNUAL SHAREHOLDER REPORT

November 30, 2009

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND TRUST OFFICERS

EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.99	$22.07	$20.69	$18.08	$15.91
Income From Investment Operations:
Net investment income	1.75[1]	1.69[1]	1.47[1]	1.34[1]	1.29[1]
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	6.30	(7.77)	(0.09)	1.27	0.88
TOTAL FROM INVESTMENT OPERATIONS	8.05	(6.08)	1.38	2.61	2.17
Net Asset Value, End of Period	$24.04	$15.99	$22.07	$20.69	$18.08
Total Return[2]	50.34%	(27.55)%	6.67%	14.44%	13.64%
Ratios to Average Net Assets:
Net expenses	0.00%[3]	0.05%	0.05%	0.05%	0.05%
Net investment income	8.46%	7.95%	6.82%	6.94%	7.54%
Expense waiver/reimbursement[4]	0.17%	0.14%	0.10%	0.09%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$461,477	$182,058	$417,205	$422,057	$350,521
Portfolio turnover	30%	61%	65%	75%	23%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Represents less than 0.01%.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, and to the extent applicable, management fees, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2009	Ending Account Value 11/30/2009	Expenses Paid During Period[1]
Actual:	$1,000.00	$1,187.70	$0.00
Hypothetical (assuming a 5% returnbefore expenses):	$1,000.00	$1,025.07	$0.00
1	Expenses are equal to the Fund's annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Management's Discussion of Fund
Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2009, was 50.3%. The total return of the Barclays Capital Emerging Markets Index (BCMI),1 a broad-based securities market index, was 45.6% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BCMI.

During the reporting period, the most significant factors affecting the Fund's performance relative to the BCMI were: (1) the credit quality2 of the portfolio securities (which indicate the risk that securities will default); (2) the duration3 of its portfolio (which indicates the portfolio's price sensitivity to interest rates);4 and (3) the allocation of securities to local debt markets.

Market Overview

The fiscal year ended November 30, 2009, marked one year since the Lehman Brothers bankruptcy, that triggered the dislocation of the global financial system including the disruption of basic international trading of goods. Economic indicators in emerging economies for the fourth quarter of 2008 confirmed the negative impact of the market shock on both global trade flows and domestic demand across various regions. During the early part of calendar year 2009, the general market sentiment was downbeat with little traction in either global equity or fixed-income markets despite the various U.S. government programs announced to support the financial sector. During April 2009, market sentiment improved markedly following the G-20 summit in London after which the developed nations announced a $1.1 trillion global anti-crisis package to fund the International Monetary Fund and other multilateral institutions to provide financing alternatives to emerging economies. Furthermore, around the same time, various U.S. financial institutions announced positive earnings estimates for the first quarter of 2009.

Once the G-20 global anti-crisis package was announced, the extreme risks created by liquidity constraints were eliminated and emerging debt markets had a gradual but steady recovery. With a more stable market, consensus started building that emerging market sovereign credits and domestic financial institutions were in significantly better condition with low leverage and sounder fiscal accounts than their counterparts in developed economies. This, in turn, supports domestic demand both at the private and public sector levels, and provides the growth drivers for the global economy in the short- to medium-term.

During the third quarter of 2009, the global environment continued to improve. Consequently, inflows into emerging markets bonds increased sharply from the lows of April 2009 - when it recorded the lowest cumulative flows into emerging markets dedicated funds since 2005 - partially explained by crossover investors seeking higher returns. Furthermore, the market realized that despite declines in commodity prices earlier in the year, emerging economies maintained strong external positions in the form of foreign currency reserves and expected to record current accounts in surplus of about 2.8% of GDP for the year. In aggregate, foreign currency reserves outpaced those of developed markets since 2006 and remain at double the level of developed countries at $4.2 trillion.

1	The BCMI tracks total returns for U.S. Dollar-denominated debt instruments issued by sovereign and corporate credits in emerging economies from the following regions: Americas, Europe, Middle East and Asia. Countries covered include among others: Argentina, Brazil, Bulgaria, Ecuador, Mexico, Panama, Peru, the Philippines, Russia and Venezuela. The BCMI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.
2	Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
4	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

A more promising global outlook benefited the higher-yielding sovereign credits which re-priced to reflect lower risk premiums and higher risk appetite for countries such as Argentina, Ecuador, Ghana, Pakistan and Venezuela. The
overall improved market sentiment also had a strong positive impact on local currency markets as demand for non-U.S. dollar-denominated assets benefited commodity-linked currencies including Brazil, Colombia and Indonesia, or alternatively, those that had been hit the hardest, such as Hungary and Poland.

The market suffered a temporary reversal in late October 2009 after a series of weak economic data in the United States - mainly consumer confidence and spending, continued concerns with the housing market and some downward revisions and bankruptcy threats among U.S. financial institutions. Two weeks later, the market received a new dose of optimism from the G-20 nations as they agreed to keep interest rates low and maintain record budget deficits until economic recoveries take hold.

During the reporting period, emerging market spreads traded consistently tighter from 950 basis points ending at 370 basis points for a total return of 45.6%.

Comparatively, the Barclays Capital Global Treasury U.S. Bond Index5 was up 3.4%, the JPMorgan Government Bond Index - Emerging Markets6 (local markets) was up 28.2% and the S&P 500 Index7 was up 37.7%.

Credit Quality

Early in the 12-month reporting period, Fund management allocated, as compared to the BCMI, more of its portfolio to high-yielding sovereign credits, such as Argentina, Indonesia, Uruguay and Venezuela, under the premise that, early in the year, risk premiums were excessive and did not accurately reflect these countries' fundamentals. This strategic allocation was a substantial contributor to Fund performance over the reporting period. Alternatively, the Fund maintained underweight exposure relative to the BCMI, to high-grade sovereign credits such as Brazil and Mexico, which performed better in the down-market of 2008 but also had a lower risk-return factor under the current market environment. Fund management also maintained overweight exposure, relative to the BCMI, to corporate credits both in Brazil and Mexico which positively impacted the Fund.

Duration

During most of the fiscal reporting period, the Fund allocated a large percentage of sovereign bonds from each country to securities with longer duration than those comprising the BCMI. With the anticipation of a substantial adjustment to global spreads and decline in volatility, the Fund was positioned to benefit from constructive bond price movements. This strategy was implemented in various stages during the year to adjust for periods of greater or reduced market uncertainty regarding the U.S. and global economic outlooks and expectations for further monetary policy stimulus which typically have an immediate impact on emerging markets. The strategic decision of longer duration had a positive contribution to relative performance.

Local Markets

During the 12-month reporting period, the Fund's allocation to emerging market securities denominated in local currency was maintained. These investments are not represented in the BCMI. By the middle part of the fiscal year, prospects for economic growth and lower inflation rates in countries such as Brazil and Turkey pointed to attractive real interest rates and potential appreciation of the currency. Local market exposure benefitted from both reduction in nominal interest rates and increased demand for local currency assets, which resulted in significant appreciation of exchange rates across emerging market countries.

5	The Barclays Capital Global Treasury U.S. Bond Index includes public obligations of the U.S. Treasury that have remaining maturities of one year or more.
6	The JPMorgan Government Bond Index-Emerging Markets Diversified (GBI-EM) is a local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets. It includes 16 countries in Asia, Europe, Latin America and Middle East/Africa that provide easy access and no impediments for foreign investors
7	The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made in an index.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Emerging Markets Fixed Income Core Fund (the “Fund”) from January 14, 2002 (start of performance) to November 30, 2009, compared to the Barclays Capital Emerging Markets Index (BCMI).2

Average Annual Total Returns for the Periods Ended 11/30/2009
1 Year	50.34%
5 Year	8.61%
Start of Performance (1/14/2002)	11.78%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BCMI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BCMI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At November 30, 2009, the Fund's issuer country exposure composition was as follows:

Country	Exposure as a Percentage of Total Net Assets[1]
Russia	20.4%
Brazil	14.3%
Mexico	12.2%
Argentina	9.0%
Turkey	8.7%
Indonesia	8.0%
Venezuela	7.2%
Colombia	5.9%
Uruguay	3.8%
Panama	2.8%
Peru	2.4%
Poland	0.9%
India	0.6%
Kazakhstan	0.5%
South Africa	0.4%
Guatemala	0.4%
Ukraine	0.1%
Cash Equivalents[2]	0.4%
Other Assets and Liabilities — Net[3]	2.0%
TOTAL	100%
1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

November 30, 2009

Shares, Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		Common Stock – 0.0%
		Telecommunications & Cellular – 0.0%
8,000	[1]	Satelites Mexicanos SA, Class INS (IDENTIFIED COST $4,960,000)	32,000
		Corporate Bonds – 19.7%
		Banking – 3.6%
$4,100,000	[2,3]	Banco Credito del Peru, Sub. Note, Series 144A, 6.95%, 11/7/2021	3,977,000
5,000,000	[2,3]	Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsecd. Note, Series 144A, 6.369%, 6/16/2018	5,315,625
2,500,000	[2,3]	ICICI Bank Ltd., Note, Series 144A, 6.625%, 10/3/2012	2,623,973
1,200,000	[2,3]	Kazkommerts International BV, Company Guarantee, Series 144A, 8.00%, 11/3/2015	972,000
2,500,000	[2,3]	Turanalem Finance BV, Bank Guarantee, Series 144A, 8.50%, 2/10/2015	493,750
3,500,000	[2,3]	VTB Capital SA, Bond, Series 144A, 6.25%, 6/30/2035	3,360,000
		TOTAL	16,742,348
		Broadcast Radio & TV – 1.0%
3,800,000		Grupo Televisa S.A., Sr. Note, 8.50%, 3/11/2032	4,621,674
		Cable & Wireless Television – 0.9%
2,000,000	[2,3]	Net Servicos de Comunicacao SA, Company Guarantee, Series 144A, 7.50%, 1/27/2020	2,012,500
4,467,701		Satelites Mexicanos SA, Sr. Note, 10.125%, 11/30/2013	2,077,481
		TOTAL	4,089,981
		Capital Goods — Aerospace & Defense – 0.5%
2,400,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/15/2020	2,340,000
		Conglomerate – 0.5%
2,300,000	[2,3]	Voto-Votorantim O/S Trad, Company Guarantee, Series 144A, 6.625%, 9/25/2019	2,297,722
		Construction & Engineering – 0.7%
3,200,000	[2,3]	Odebrecht SA, Company Guarantee, Series 144A, 7.00%, 4/21/2020	3,128,000
		Container & Glass Products – 0.7%
5,400,000		Vitro SA, Note, 11.75%, 11/1/2013	2,349,000
2,000,000		Vitro SA, Sr. Unsecd. Note, 9.125%, 2/1/2017	870,000
		TOTAL	3,219,000
		Government Agency – 0.3%
1,400,000	[2,3]	Banco Nacional de Desenvolvimento Economico e Social, Note, Series 144A, 6.50%, 6/10/2019	1,495,358
		Materials – 0.8%
3,500,000	[2,3]	CSN Islands XI Corp., Company Guarantee, Series 144A, 6.875%, 9/21/2019	3,500,000
		Metals & Mining – 0.9%
3,850,000		Vale Overseas Ltd., 6.875%, 11/21/2036	4,011,211
		Oil & Gas – 9.0%
3,750,000		Ecopetrol SA, Note, 7.625%, 7/23/2019	4,251,750
10,850,000	[2,3]	Gazprom, Note, Series 144A, 8.625%, 4/28/2034	12,016,375
4,160,000	[2,3]	Gazprom, Note, Series 144A, 9.625%, 3/1/2013	4,561,440
1,850,000	[2,3]	Pacific Rubiales, Series 144A, 8.75%, 11/10/2016	1,988,750
5,300,000		Petrobras International Finance, Company Guarantee, 7.875%, 3/15/2019	6,222,168
4,000,000	[2,3]	Petroleos Mexicanos, Series 144A, 4.875%, 3/15/2015	4,058,222
4,650,000		Petroleos Mexicanos, Company Guarantee, Series WI, 8.00%, 5/3/2019	5,588,483
1,014,654	[2,3]	Tengizchevroil LLP, Series 144A, 6.124%, 11/15/2014	1,007,045
2,000,000	[2,3]	Transportadora de Gas de Sur S.A., Series 144A, 7.875%, 5/14/2017	1,755,000
		TOTAL	41,449,233
Annual Shareholder Report

Shares, Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		Paper Products – 0.1%
$600,000	[2,3]	Fibria Overseas Finance, Company Guarantee, Series 144A, 9.25%, 10/30/2019	660,000
		Telecommunications & Cellular – 0.4%
1,800,000	[2,3]	America Movil S.A.B. de C.V., Company Guarantee, Series 144A, 5.00%, 10/16/2019	1,807,716
		Utilities – 0.3%
1,500,000	[2,3]	ISA Capital DO Brasil SA, Series 144A, 8.80%, 1/30/2017	1,632,750
		TOTAL CORPORATE BONDS (IDENTIFIED COST $97,365,317)	90,994,993
		Floating Rate Loan – 0.3%
1,400,000	[4]	Carolbrl, 4.00656%, 9/30/2010 (IDENTIFIED COST $1,389,628)	1,386,700
		GovernmentS/Agencies – 77.6%
		Sovereign – 77.6%
1,060,000		Argentina, Government of, 12.00%, 6/19/2031	455,800
7,150,000		Argentina, Government of, Bond, 0.943%, 8/3/2012	2,148,575
2,000,000		Argentina, Government of, Note, 3.16878%, 12/15/2035	182,500
49,061,790		Argentina, Government of, Note, 8.28%, 12/31/2033	35,201,834
5,000,000		Argentina, Government of, Unsub., 2.50%, 12/31/2038	1,820,000
10,850,000		Brazil, Government of, 5.875%, 1/15/2019	11,921,437
15,300,000		Brazil, Government of, 6.00%, 8/15/2010	16,648,143
2,833,333		Brazil, Government of, Note, 8.00%, 1/15/2018	3,326,333
7,400,000		Colombia, Government of, 7.375%, 9/18/2037	8,602,500
6,800,000,000		Colombia, Government of, 9.85%, 6/28/2027	4,043,978
4,600,000		Colombia, Government of, Bond, 6.125%, 1/18/2041	4,589,570
3,100,000		Colombia, Government of, Note, 7.375%, 1/27/2017	3,689,000
1,750,000	[2,3]	Guatemala, Government of, Note, Series 144A, 9.25%, 8/1/2013	1,986,250
14,700,000		Indonesia, Government of, 6.625%, 2/17/2037	14,361,165
10,000,000		Indonesia, Government of, 7.75%, 1/17/2038	10,925,500
3,500,000	[2,3]	Indonesia, Government of, 8.50%, 10/12/2035	4,130,000
5,300,000	[2,3]	Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 11.625%, 3/4/2019	7,420,000
8,950,000		Panama, Government of, 6.70%, 1/26/2036	9,945,688
2,400,000		Panama, Government of, 7.25%, 3/15/2015	2,769,587
6,595,000		Peru, Government of, 6.55%, 3/14/2037	7,320,450
3,900,000		Republic of Poland, Sr. Unsecd. Note, 6.375%, 7/15/2019	4,358,250
11,580,000		Republica Oriental del Uruguay, 7.625%, 3/21/2036	13,021,710
65,630,800	[2,3]	Russia, Government of, Unsub., Series 144A, 7.50%, 3/31/2030	74,080,765
1,800,000		South Africa, Government of, Sr. Unsecd. Note, 6.875%, 5/27/2019	2,011,500
8,570,000		Turkey, Government of, 6.875%, 3/17/2036	8,719,975
6,650,000		Turkey, Government of, 7.00%, 9/26/2016	7,389,813
10,000,000		Turkey, Government of, 14.00%, 9/26/2012	7,259,996
15,200,000		Turkey, Government of, Note, 7.375%, 2/5/2025	16,986,000
600,000		Ukraine, Government of, Bond, 7.65%, 6/11/2013	498,780
3,800,000		United Mexican States, 5.875%, 2/17/2014	4,158,625
15,000,000		United Mexican States, 6.75%, 9/27/2034	17,027,384
12,600,000		United Mexican States, Sr. Unsecd. Note, 5.95%, 3/19/2019	13,827,240
3,600,000		Uruguay, Government of, Note, 8.00%, 11/18/2022	4,266,360
30,450,000		Venezuela, Government of, 9.375%, 1/13/2034	20,858,250
12,400,000		Venezuela, Government of, 10.75%, 9/19/2013	11,718,000
Annual Shareholder Report

Shares, Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
$700,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	411,600
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $335,396,306)	358,082,558
		Mutual Fund – 0.4%
1,904,410	[5,6]	Prime Value Obligations Fund, Institutional Shares, 0.22% (AT NET ASSET VALUE)	1,904,410
		TOTAL INVESTMENTS — 98.0% (IDENTIFIED COST $441,015,661)[7]	452,400,661
		OTHER ASSETS AND LIABILITIES - NET — 2.0%[8]	9,076,335
		TOTAL NET ASSETS — 100%	$461,476,996
1	Non-income producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2009, these restricted securities amounted to $146,280,241, which represented 31.7% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2009, these liquid restricted securities amounted to $146,280,241, which represented 31.7% of total net assets.
4	The rate shown represents a weighted average coupon rate on settled positions at period end. Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
5	Affiliated company.
6	7-Day net yield.
7	The cost of investments for federal tax purposes amounts to $441,219,494.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Note: The categories of investments are shown as a percentage of total net assets at November 30, 2009.
  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

    The following is a summary of the inputs used, as of November 30, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
International	$ —	$32,000	$ —	$32,000
Debt Securities:
Corporate Bond	—	90,994,993	—	90,994,993
Floating Rate Loan	—	1,386,700	—	1,386,700
Governments/Agencies	—	358,082,558	—	358,082,558
Mutual Fund	1,904,410	—	—	1,904,410
TOTAL SECURITIES	$1,904,410	$450,496,251	$ —	$452,400,661
    The following acronym is used throughout this portfolio:
    INS — Insured
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Statement of Assets and Liabilities

  November 30, 2009

Assets:
Total investments in securities, at value including $1,904,410 of investment in an affiliated issuer (Note 5) (identified cost $441,015,661)		$452,400,661
Cash denominated in foreign currencies (identified cost $922,704)		932,701
Income receivable		8,221,453
Bank loan receivable		5,016
TOTAL ASSETS		461,559,831
Liabilities:
Payable for custodian fees	$24,640
Payable for transfer and dividend disbursing agent fees and expenses	2,656
Payable for Directors'/Trustees' fees	1,988
Payable for auditing fees	25,869
Payable for portfolio accounting fees	19,619
Payable for insurance premiums	5,067
Accrued expenses	2,996
TOTAL LIABILITIES		82,835
Net assets for 19,195,409 shares outstanding		$461,476,996
Net Assets Consist of:
Paid-in capital		$283,627,263
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		11,388,506
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions		14,140,892
Undistributed net investment income		152,320,335
TOTAL NET ASSETS		$461,476,996
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$461,476,996 ÷ 19,195,409 shares outstanding		$24.04
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Statement of Operations

  Year Ended November 30, 2009

Investment Income:
Interest (net of foreign taxes withheld of $62,073)			$25,598,915
Dividends received from an affiliated issuer (Note 5)			98,988
TOTAL INCOME			25,697,903
Expenses:
Administrative personnel and services fee (Note 5)		$235,558
Custodian fees		117,847
Transfer and dividend disbursing agent fees and expenses		15,407
Directors'/Trustees' fees		10,137
Auditing fees		26,443
Legal fees		9,436
Portfolio accounting fees		82,306
Insurance premiums		4,151
Taxes		100
Miscellaneous		8,058
TOTAL EXPENSES		509,443
Waiver and Reimbursement (Note 5):
Waiver of administrative personnel and services fee	$(235,558)
Reimbursement of other operating expenses	(267,510)
TOTAL WAIVER AND REIMBURSEMENT		(503,068)
Net expenses			6,375
Net investment income			25,691,528
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(11,047,717)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			99,404,236
Net realized and unrealized gain on investments and foreign currency transactions			88,356,519
Change in net assets resulting from operations			$114,048,047
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Statement of Changes in Net Assets

Year Ended November 30	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$25,691,528	$28,753,433
Net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(11,047,717)	(22,386,123)
Net change in unrealized appreciation/depreciation of investments, swap contracts and translation of assets and liabilities in foreign currency	99,404,236	(97,769,531)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	114,048,047	(91,402,221)
Share Transactions:
Contributions	201,079,926	53,104,506
Withdrawals	(35,708,723)	(196,849,601)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	165,371,203	(143,745,095)
Change in net assets	279,419,250	(235,147,316)
Net Assets:
Beginning of period	182,057,746	417,205,062
End of period (including undistributed net investment income of $152,320,335 and $126,628,807, respectively)	$461,476,996	$182,057,746
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Notes to Financial Statements

  November 30, 2009

  1. ORGANIZATION

  Emerging Markets Fixed Income Core Fund (the “Fund”) is a non-diversified portfolio of Federated Core Trust II, L.P. (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is a limited partnership that was established under the laws of the state of Delaware on November 13, 2000 and offered only to registered investment companies and other accredited investors. The Trust consists of two portfolios. The financial statements included herein are only those of the Fund. The Fund's primary investment objective is to achieve total return on its assets. Its secondary investment objective is to achieve a high level of income. The Fund pursues these objectives by investing primarily in emerging market fixed-income securities.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
    Shares of other mutual funds are valued based upon their reported NAVs.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment
  (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

  The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

  Annual Shareholder Report

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro-rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. All net income and gain/loss (realized and unrealized) will be allocated daily to the shareholders based on their capital contributions to the Fund. The Fund does not currently intend to declare and pay distributions.

  Premium and Discount Amortization

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Federal Taxes

  As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gain, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). As of and during the year ended November 30, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Pennsylvania.

  The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Swap Contracts

  Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value.The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security.

  The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

  Annual Shareholder Report

  Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain or loss on swap contracts on the Statement of Operations.

  At November 30, 2009, the Fund had no outstanding swap contracts.

  Futures Contracts

  The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange's clearing house, as counterparty to all exchange-traded futures, guarantees the futures against default.

  At November 30, 2009, the Fund had no outstanding futures contracts.

  Foreign Exchange Contracts

  The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

  At November 30, 2009, the Fund had no outstanding foreign exchange contracts.

  Foreign Currency Translation

  The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Restricted Securities

  The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  3. CONTRIBUTIONS/WITHDRAWALS

  Transactions in shares were as follows:

Year Ended November 30	2009	2008
Proceeds from contributions	9,646,542	2,551,429
Fair value of withdrawals	(1,835,571)	(10,072,203)
TOTAL CHANGE RESULTING FROM CONTRIBUTIONS/WITHDRAWALS	7,810,971	(7,520,774)
  Annual Shareholder Report

  4. FEDERAL TAX INFORMATION

  At November 30, 2009, the cost of investments for federal tax purposes was $441,219,494. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $11,181,167. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $35,095,926 and net unrealized depreciation from investments for those securities having an excess of cost over value of $23,914,759.

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Investment Counseling is the Fund's investment adviser (the “Adviser”), subject to the oversight of the Directors. The Adviser provides investment adviser services at no fee. The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion. For the year ended November 30, 2009, the Adviser voluntarily reimbursed $267,510 of other operating expenses.

  Administrative Fee

  Federated Administrative Services, Inc. (FASI), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FASI is based on the average aggregate daily net assets of the Trust as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Trust
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FASI may voluntarily choose to waive any portion of its fee. FASI can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, FASI voluntarily waived its entire fee of $235,558.

  General

  Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

  Transactions with Affiliated Holdings

  Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated company during the year ended November 30, 2009 were as follows:

Affiliate	Balance of Shares Held 11/30/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	5,436,044	231,192,454	234,724,088	1,904,410	$1,904,410	$98,988

  6. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities, short-term obligations and in-kind contributions, for the year ended November 30, 2009, were as follows:

Purchases	$274,501,171
Sales	$85,381,337

  7. Line of Credit

  The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate (LIBOR). As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the Fund did not utilize the LOC.

  8. CONCENTRATION OF RISK

  Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

  Annual Shareholder Report

  9. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the program was not utilized.

  10. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

  11. Subsequent events

  Management has evaluated subsequent events through January 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

  Annual Shareholder Report

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF DIRECTORS OF Federated Core trust II, l.p. AND SHAREHOLDERS OF emerging markets fixed income core fund:

  We have audited the accompanying statement of assets and liabilities of Emerging Markets Fixed Income Core Fund (the “Fund”) (one of the portfolios constituting Federated Core Trust II, L.P.), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Core Fund, a portfolio of Federated Core Trust II, L.P., at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts
  January 22, 2010

  Annual Shareholder Report

  Board of Directors and Trust Officers

  The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised two portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Directors and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested Directors Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: November 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

  INDEPENDENT Directors Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 DIRECTOR Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: November 2001	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: November 2001	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
  Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Maureen Lally-Green Birth Date: July 5, 1949 DIRECTOR Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: November 2001	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: November 2001	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: February 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
  Annual Shareholder Report

  OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 2000	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski has been the Fund's Portfolio Manager since May 2004. Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Todd A. Abraham Birth Date: February 10, 1966 Vice President Began serving: May 2004	Principal Occupations: Todd A. Abraham is Vice President of the Fund. Mr. Abraham has been a Portfolio Manager since 1995 or a Vice President of the Fund's Adviser since 1997 and a Senior Vice President of the Fund's Adviser beginning 2007. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund's Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992-1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.
Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Began serving: May 2006	Principal Occupations: Ihab Salib is Vice President of the Trust. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

  Annual Shareholder Report

  Evaluation and Approval of Advisory Contract - May 2009

  Emerging Markets Fixed Income Core Fund (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other Federated funds and a limited number of other accredited investors. In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.

  The Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance,and comments on the reasons for performance; the Fund's investment objectives; the Fund's overall expense structure; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

  Because the Adviser does not charge the Fund an investment advisory fee, the Fund's Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.

  Annual Shareholder Report

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, these reports generally cover fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive non-advisory fees and/or reimburse other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.

  Annual Shareholder Report

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. These materials are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

  Annual Shareholder Report

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Confidential Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Emerging Markets Fixed Income Core Fund
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 31428Q887
  Cusip 31428Q804

  28172 (1/10)

  Federated is a registered mark of Federated Investors, Inc.
  2010 Federated Investors, Inc.

  Item 2.                      Code of Ethics

  (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

  (c) Not Applicable

  (d) Not Applicable

  (e) Not Applicable

  (f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

  Item 3. Audit Committee Financial Expert

  The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

  Item 4.                      Principal Accountant Fees and Services

  (a)                      Audit Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $43,900

  Fiscal year ended 2008 - $42,900

  (b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $62

  Fiscal year ended 2008 - $0

  Audit Committee Meeting.

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X,  $0 and $0 respectively.

  (c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $0

  Fiscal year ended 2008 - $0

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $1,655 respectively.  Fiscal year ended 2008- Tax preparation fees for 2006 and 2007.

  (d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $0

  Fiscal year ended 2008 - $0

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,295 and $0 respectively.  Fiscal year ended 2009- Service fee for analysis of potential Passive Foreign Investment Company holdings.

  (e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

  The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

  Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

  The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

  AUDIT SERVICES

  The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

  In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

  AUDIT-RELATED SERVICES

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

  TAX SERVICES

  The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

  ALL OTHER SERVICES

  With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
  The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
  Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
  Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

  The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

  PRE-APPROVAL FEE LEVELS

  Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

  PROCEDURES

  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

  (e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

  4(b)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 - 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

  4(c)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 – 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

  4(d)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 – 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
  Fiscal year ended 2009 - $16,230

  Fiscal year ended 2008 - $9,933

  (h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

  Item 5.                      Audit Committee of Listed Registrants

  Not Applicable

  Item 6.                      Schedule of Investments

  Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

  Item 10.                      Submission of Matters to a Vote of Security Holders

  No changes to report.

  Item 11.                                Controls and Procedures

  (a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

  (b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

  Item 12.                                Exhibits

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Core Trust II, L.P.

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	January 22, 2010

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/_J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer
Date	January 22, 2010

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	January 22, 2010